Segall Bryant & Hamill Small Cap Value Fund
(Ticker Symbol: SBHVX)
A series of Investment Managers Series Trust

Supplement dated January 27, 2017, to the
Summary Prospectus dated November 1, 2016.

Effective February 1, 2017, Segall Bryant and Hamill (the “Advisor”) has lowered its management fee from 0.95% to 0.83% of the Fund’s average daily net assets.  Accordingly, the Fund’s Prospectus is supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None
Maximum deferred sales charge (load)		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%
Wire fee		$20
Overnight check delivery fee		$25
Retirement account fees (annual maintenance fee)		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.83%
Distribution (Rule 12b-1) fees		None
Other expenses		0.73%
Shareholder service fee	0.07%
All other expenses	0.66%
Total annual fund operating expenses		1.56%
Fees waived and/or expenses reimbursed[2]		(0.36%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.20%

[1]	The expense information in the table has been restated to reflect the current management fee, effective February 1, 2017.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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One Year	Three Years	Five Years	Ten Years
$122	$457	$816	$1,826

Effective February 1, 2017, all references in the Fund’s Summary Prospectus to the annual management fee arrangement are revised as indicated above.

Please file this Supplement with your records.

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